                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 4, 1998


                             COMSHARE, INCORPORATED
             (Exact name of Registrant as specified in its charter)



              Michigan                     0-4096              38-1804887
(State or other jurisdiction of       (Commission File       (IRS Employer
            incorporation)                Number)          Identification No.)


                              555 Briarwood Circle
                            Ann Arbor, Michigan 48108
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (734) 994-4800



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.           ACQUISITION OR DISPOSITION OF ASSETS

                           On June 4, 1998, pursuant to that certain Asset
                  Purchase Agreement by and among JDA Software Group, Inc. ("JDA"), and JDA Software, Inc., a wholly-owned subsidiary of JDA (the "Purchaser"), and the Registrant, dated as of the same date (the "Purchase Agreement"), the Registrant sold certain software products, accounts receivable, customer contracts, intellectual property, intangibles, permits and business records related to its Arthur(TM) strategic merchandise management applications for the retail industry and its Boost Sales and Margin Planning software product for the consumer packaged goods industry (together, the "Retail Business") to the Purchaser for $44 million in cash and the assumption of certain liabilities related to the Retail Business.

                           JDA is a global provider of integrated retail
                  software products and professional services for clients worldwide.

                           The consideration paid in the sale was determined
                  through arms-length negotiations between the Registrant and the Purchaser. Prior to the execution of the Purchase Agreement, there was no material relationship between the Registrant or any of its affiliates and the Purchaser or JDA or between any officers or directors of the Registrant or any of its affiliates and the officers or directors of the Purchaser or JDA.

Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

                  (a)      Financial Statements.

                           Not applicable.

                  (b)      Pro Forma Financial Information.

                           The unaudited pro forma condensed consolidated financial information furnished herein reflects the disposition of the Retail Business on the consolidated financial statements of the Registrant.

                                                                      Page No.
                                                                      --------
                  Unaudited Pro Forma Condensed Consolidated            F-2
                          Statement of Operations for the
                          Fiscal Year Ended June 30, 1997
                  Unaudited Pro Forma Condensed Consolidated            F-3
                          Statement of Operations for the
                          Nine Months Ended March 31, 1998
                  Unaudited Pro Forma Condensed Consolidated            F-4
                          Balance Sheet  as of March 31, 1998


                  (c)      Exhibits.

                           Exhibit No.      Description
                           -----------      -----------
                               2.1          Asset Purchase Agreement by and
                                            among JDA Software Group, Inc., and
                                            JDA Software, Inc., and Comshare,
                                            Incorporated, dated as of June 4,
                                            1998.

                               2.2 Software License Agreement by and between JDA Software, Inc., and Comshare, Incorporated, dated as of June 4, 1998.

                              99.1 Press Release issued June 4, 1998, filed as Exhibit 99.1 to the Registrant's Current Report on Form 8-K, filed June 9, 1998 and incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


June 19, 1998                      COMSHARE, INCORPORATED

                                   /s/ Kathryn A. Jehle
                                   -------------------------------------------
                                   Kathryn A. Jehle
                                   Senior Vice President, Chief Financial
                                   Officer, Treasurer, and Assistant Secretary

                            COMSHARE, INCORPORATED
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The accompanying Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Registrant as of March 31, 1998 reflects the financial position of the Registrant after giving effect to the sale of the Retail Business as discussed in Item 2 above and assumes that the sale took place on March 31, 1998. The accompanying Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Nine Months Ended March 31, 1998 and for the Fiscal Year Ended June 30, 1997 assumes that the sale occurred on July 1, 1996 and are based on the operations of the Registrant and the Retail Business for those periods.

The unaudited pro forma condensed consolidated financial statements have been prepared by the Registrant based upon assumptions deemed proper in the circumstances, are for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Registrant or of the financial position or results of operations of the Registrant that would have actually occurred had the transaction been in effect as of the date of or for the periods presented. Management believes that the assumptions used in preparing the unaudited pro forma condensed consolidated financial statements provides a reasonable basis for presenting all of the significant effects of the sale, that the pro forma adjustments give appropriate effect to those assumptions, and that the pro forma adjustments are properly applied in the unaudited pro forma condensed consolidated financial information.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Registrant's historical financial statements and related footnotes to those statements.

                            COMSHARE, INCORPORATED
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                  UNAUDITED
                    (IN THOUSANDS, EXCEPT PER SHARE DATA)






                                                                          FOR THE FISCAL YEAR ENDED 6/30/97
                                                              ------------------------------------------------------------
                                                                                       PRO FORMA                    PRO
                                                              AS REPORTED           ADJUSTMENTS(1)                 FORMA
                                                              ------------            ------------               ---------
Revenue
 Software licenses                                           $  36,455                 $   7,764                $  28,691
 Software maintenance                                           35,983                     5,688                   30,295
 Implementation, consulting & other services                    20,393                     4,361                   16,032
                                                             ---------                 ---------                ---------
Total revenue                                                   92,831                    17,813                   75,018

Costs and expenses
 Selling, marketing, agent and professional fees                53,552                    11,361                   42,191
 Cost of revenue and support                                    30,594                     2,107                   28,487
 Internal research and development                              15,556                     3,995                   11,561
 Internally capitalized software                                (6,966)                   (2,278)                  (4,688)
 Software amortization                                           7,129                     2,027                    5,102
 General and administrative                                     12,693                     1,489                   11,204
 Restructuring related costs                                     6,245                        -                     6,245
                                                             ---------                 ---------                ---------
Total costs and expenses                                       118,803                    18,701                  100,102
                                                             ---------                 ---------                ---------

Loss from operations                                           (25,972)                     (888)                 (25,084)

Interest income                                                    494                        -                       494
Exchange loss                                                     (310)                       -                      (310)
                                                             ---------                 ---------                ---------

Loss before taxes                                              (25,788)                     (888)                 (24,900)

Benefit for income taxes                                        (8,671)                       -                    (8,671)
                                                             ---------                 ---------                ---------

Net loss                                                     $ (17,117)                $    (888)               $ (16,229)
                                                             =========                 =========                =========



Net income (loss) per common share                               (1.75)                    (0.09)                   (1.66)
                                                             =========                 =========                =========





        (1) The Registrant estimated the revenues and expenses attributable to the Retail Business for the period presented and included those amounts in the pro forma adjustment column.

                            COMSHARE, INCORPORATED
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                  UNAUDITED
                    (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                              FOR THE NINE MONTHS ENDED 3/31/98
                                                        -----------------------------------------------
                                                                           PRO FORMA             PRO
                                                        AS REPORTED       ADJUSTMENTS (1)       FORMA
                                                        -----------       -----------         ---------
Revenue
  Software licenses                                       $ 26,391          $  7,298          $  19,093
  Software maintenance                                      26,859             5,052             21,807
  Implementation, consulting and other services             16,480             4,173             12,307
                                                          --------          --------          ---------
  Total revenue                                             69,730            16,523             53,207

Costs and expenses
  Selling, marketing, agent and professional fees           31,805             9,069             22,736
  Cost of revenue and support                               21,715             1,979             19,736
  Internal research and development                          9,254             3,063              6,191
  Internally capitalized software                           (4,999)           (2,496)            (2,503)
  Software amortization                                      5,040             1,136              3,904
  General and administrative                                 8,609             1,264              7,345
  Unusual charge                                             1,614               -                1,614
                                                          --------          --------          ---------
Total costs and expenses                                    73,038            14,015             59,023
                                                          --------          --------          ---------
Income (loss) from operations                               (3,308)            2,508             (5,816)

Exchange loss                                                  (41)              -                  (41)
                                                          --------          --------          ---------
Income (loss) before taxes                                  (3,349)            2,508             (5,857)

Benefit for income taxes                                       -                 -                  -
                                                          --------          --------          ---------
Net income (loss)                                         $ (3,349)         $  2,508          $  (5,857)
                                                          ========          ========          =========


Net income (loss) per common share                           (0.34)             0.25              (0.59)
                                                          ========          ========          =========


        (1) The Registrant estimated the revenues and expenses attributable to the Retail Business for the period presented and included those amounts in the pro forma adjustment column.

                            COMSHARE, INCORPORATED
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                AS OF 3/31/98
                                  UNAUDITED
                                (IN THOUSANDS)



                                                         PRO FORMA      PRO
                                        AS REPORTED     ADJUSTMENTS    FORMA
                                        -----------     -----------    -----
CURRENT ASSETS
  Cash and cash equivalents              $  13,288     $   44,000 (1) $ 57,288
  Accounts receivable, net                  25,748            -         25,748
  Deferred income taxes                      2,379            -          2,379
  Prepaid expenses and other current
     Assets                                  4,457            -          4,457
                                         ---------      ---------     --------
        TOTAL CURRENT ASSETS                45,872         44,000       89,872


  Property and equipment, net                3,615            -          3,615

  Computer software, net                     9,254         (4,725) (2)   4,529

  Goodwill, net                              1,478            -          1,478

  Deferred income taxes                     15,580         (4,741) (3)  10,839

  Other assets                               4,613            -          4,613

TOTAL ASSETS                                80,412         34,534      114,946
                                         =========      =========     ========


LIABILITIES AND SHAREHOLDERS' EQUITY
 Current liabilities
   Notes payable                               853            -            853
   Accounts payable                         12,414            -         12,414
   Total accrued liabilities                 8,077         14,300  (4)  22,377
   Deferred revenue                         19,949         (2,500) (5)  17,449
                                         ---------      ---------     --------
        TOTAL CURRENT LIABILITIES           41,293         11,800       53,093


Long-term debt                               6,102            -          6,102

Other liabilities                            3,785            -          3,785

Shareholders' equity                        29,232         22,734  (6)  51,966
                                         ---------      ---------     --------

TOTAL LIABILITIES AND STOCKHOLDERS
   EQUITY                                $  80,412      $  34,534     $114,946
                                         =========      =========     ========

        (1) To reflect the receipt of $44,000,000 in cash in connection with the sale of the Retail Business, including $3.0 million held in escrow for periods of up to 24 months.
        (2) To reflect the sale of Capitalized Software Assets included in the Retail Business recorded at the net book value of such assets (at net book value).
        (3) To reflect the estimate of income tax effects of the Retail Business using a 35% statutory rate.
        (4) To reflect the estimated expenses incurred by the Registrant in connection with the sale of the Retail Business, including estimated income taxes currently payable.
        (5) To reflect the transfer to accrued liabilities of deferred revenue associated with maintenance contracts assumed by the Purchaser in connection with the sale of the Retail Business.
        (6) To reflect estimated impact of the sale of the Retail Business on Shareholder's Equity resulting from the gain on sale of the Retail Business, net of income taxes.

        (1) To reflect the receipt of $44,000,000 in cash in sale of Retail Business, including $3.0 million.
        (2) To reflect the sale of Capitalized Software connection with the (at net book value).
        (3) To reflect the estimate of tax effects of the sale of the Retail Business using a 35% statutory rate.
        (4) Estimate of expenses incurred by the Registrant in connection with the sale of the Retail Business, including estimated income taxes currently payable.
        (5) To reflect the transfer to accrued liabilities of deferred revenue associated with maintenance contracts assumed by the Capital Purchaser in connection with the sale of the Retail Business.
        (6) To reflect estimated impact of the sale of the Retail Business on Shareholder's Equity resulting from the gain on sale of the Retail Business, net of income taxes.


        (1) The Registrant estimated the revenues and expenses attributable to the Retail Business ror the period presented and included those amounts in the pro forma adjustment column.

                              INDEX TO EXHIBITS


EXHIBIT NO.                             DESCRIPTION
-----------                             -----------

   2.1                                  Asset Purchase Agreement by and
                                        among JDA Software Group, Inc., and
                                        JDA Software, Inc., and Comshare,
                                        Incorporated, dated as of June 4, 1998.

   2.2 Software License Agreement by and between JDA Software, Inc., and Comshare, Incorporated, dated as of June 4, 1998.

  99.1 Press Release issued June 4, 1998, filed as Exhibit 99.1 to the Registrant's Current Report on Form 8-K, filed June 9, 1998 and incorporated herein by reference.